UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2017

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Dairy Ashford

Houston, Texas  77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (281) 293-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors

On October 6, 2017, Richard H. Auchinleck notified ConocoPhillips (the “Company”) of his intention not to stand for re-election as a director of the Company at its 2018 Annual Meeting of Stockholders, the end of his current term.  Mr. Auchinleck’s decision not to stand for re-election was not the result of any disagreement with the Company.

(d) Election of Directors

On October 6, 2017, the Board of Directors of the Company voted to increase the size of the Board from 11 members to 12 members and to elect Ms. Caroline Maury Devine to the Board of Directors of the Company, to serve until her successor shall have been duly elected and qualified or until her earlier resignation or removal. Ms. Devine will serve as a member of the Audit and Finance Committee and the Public Policy Committee.  Ms. Devine will receive compensation in accordance with policies and procedures previously approved by the Board for non-employee directors of the Company and as more fully described in the Company’s Proxy Statement on Schedule 14A relating to the 2017 Annual Meeting of Stockholders under the heading “Non-Employee Director Compensation” (and such description is incorporated herein by reference).

There is no arrangement or understanding between Ms. Devine and any other person pursuant to which Ms. Devine was appointed as a director. Ms. Devine does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01               Regulation FD Disclosure.

On October 6, 2017, the Company issued a press release (the “Press Release”) announcing the appointment of Ms. Devine to the Board of Directors and the intention of Mr. Auchinleck not to stand for re-election.  A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 6, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConocoPhillips

Date: October 6, 2017	By:	/s/ Janet Langford Carrig
Janet Langford Carrig
Senior Vice President, Legal, General Counsel and Corporate Secretary

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